                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 1999

                        Millennium Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    0-28494                 04-3177038
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(State or Other Jurisdiction      (Commission             (IRS Employer
    of Incorporation)             File Number)          Identification No.)

75 Sidney Street, Cambridge, Massachusetts                    02139
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(Address of Principal Executive Offices)                    (Zip Code)

(617) 679-7000
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(Registrant's telephone number, including area code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 22, 1999 (the "Effective Time"), Millennium Pharmaceuticals Inc., a Delaware corporation ("Millennium"), completed its acquisition of LeukoSite, Inc., a Delaware corporation ("LeukoSite"), pursuant to an Agreement and Plan of Merger, dated as of October 14, 1999 (the "Merger Agreement"), by and among Millennium, ANM, Inc., a Delaware corporation and a wholly-owned subsidiary of Millennium ("Transitory Sub") and LeukoSite. Pursuant to the Merger Agreement, the Transitory Sub merged with and into LeukoSite (the "Merger") at the Effective Time, whereupon LeukoSite became a wholly-owned subsidiary of Millennium. Transitory Sub was formed solely for the purpose of effecting the Merger.

Millennium issued an aggregate of approximately 6,577,110 shares of Millennium common stock to the former LeukoSite stockholders in the Merger or approximately 7,600,178 shares assuming that all presently outstanding LeukoSite stock options, rights and warrants are exercised. Pursuant to the Merger Agreement, each outstanding share of LeukoSite common stock was converted into the right to receive .4296 shares of Millennium common stock. All options to purchase LeukoSite common stock outstanding immediately prior to the Merger were assumed by Millennium. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for using purchase accounting, with Millennium being deemed to have acquired LeukoSite.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The required financial statements are attached as Exhibit 99.2.

         (b)      PRO FORMA FINANCIAL INFORMATION.

The required financial statements are attached as Exhibit 99.3.

         (c)      EXHIBITS

         See Exhibit Index attached hereto.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MILLENNIUM PHARMACEUTICALS, INC.

                                  By: /s/ Kevin P. Starr
                                     -----------------------------
                                     Kevin P. Starr
                                     Chief Financial Officer


Date: January 6, 2000


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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
2*                 Agreement and Plan of Merger, dated October 14, 1999,
                   by and among Millennium, Pharmaceuticals, Inc., a
                   Delaware corporation ("Millennium"), ANM, Inc., a
                   Delaware corporation and a wholly-owned subsidiary of
                   Millennium, and LeukoSite, Inc., a Delaware corporation

23.1               Consent of PricewaterhouseCoopers LLP

23.2               Consent of Arthur Andersen LLP

99.1               Press Release issued by Millennium on December 22, 1999

99.2               Financial Statements of LeukoSite

99.3               Unaudited Pro Forma Financial Information of Millennium and
                   LeukoSite.



-----------------
* Incorporated by reference from the Registration Statement on Form S-4 (File No. 333-90403) of Millennium.


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